                                                                    EXHIBIT 10.5


                           PURCHASE AND SALE AGREEMENT

                                 BY AND BETWEEN

                              NANOOK PARTNERS, L.P.

                                       AND

                       AMERICAN INDUSTRIAL PROPERTIES REIT

                               TABLE OF CONTENTS




                                                                                                            Page(s)
                                                                                                            -------

1.       Property Included in Sale..............................................................................(1)

2.       Purchase Price; Earnest Money..........................................................................(2)

3.       Title to the Property..................................................................................(3)

4.       Due Diligence Documents................................................................................(3)

5.       Due Diligence Review...................................................................................(7)

6.       Conditions Precedent to Closing........................................................................(8)

7.       Remedies...............................................................................................(9)

8.       Closing and Escrow.....................................................................................(9)

9.       Representations, Warranties and Covenants of Seller...................................................(14)

11.      Representations and Warranties of Buyer...............................................................(17)

12.      Continuation and Survival.............................................................................(18)

13.      Indemnity.............................................................................................(18)

14.      Risk of Loss..........................................................................................(18)

15.      Possession............................................................................................(19)

16.      Maintenance of the Property and Property Personnel....................................................(19)

17.      Leasing; Buyer's Consent to New Contracts Affecting the Property; Termination of
         Existing Contracts....................................................................................(20)

18.      Insurance.............................................................................................(20)

19.      Brokers and Finders...................................................................................(20)

20.      Marketing.............................................................................................(21)



                                       (i)


21.      Publicity and Confidentiality.........................................................................(21)

22.      Exculpation...........................................................................................(21)

23.      Miscellaneous.........................................................................................(21)



                                      (ii)

                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is dated as of December __, 1997, (the "Effective Date") by and between NANOOK PARTNERS, L.P., a Texas limited partnership("Seller"), and AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust ("Buyer").

         IN CONSIDERATION of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

         1. Property Included in Sale. Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, the following:

                  (a) that certain real property located in Carrollton, Texas, and being more particularly described in Exhibit A attached hereto (the "Land");

                  (b) any and all rights, privileges and easements appurtenant to the Land, including, without limitation, all minerals, oil, gas and other hydrocarbon substances on and under and that may be produced from the Land, as well as all development rights, land use entitlements, including without limitation building permits, licenses, permits and certificates, utilities commitments, air rights, water, water rights, riparian rights, and water stock relating to the Land and any rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and all of Seller's right, title and interest in and to all roads, easements, rights of way and alleys adjoining, serving or servicing the Land (collectively, the "Appurtenances");

                  (c) all improvements and fixtures located on the Land and appurtenances, including, without limitation, building(s) located on the Land containing approximately 69,694 square feet of net rentable area (Seller making no representation or warranty as to such square footage), and all apparatus, and equipment located on the Land used in connection with the operation or occupancy of the Land and appurtenances, such as heating and air conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal or other services on the Land and appurtenances, and along with all on-site parking facilities (collectively, the "Improvements", and together with the Land and Appurtenances, the "Real Property");

                  (d) Seller's right, title and interest to any and all tangible personal property owned by Seller located on or in and used in connection with the Real Property as of the date hereof and as of the "Closing Date" (as defined in Paragraph 8(b) below) including, without limitation, those items, if any, described in the Personal Property Inventory attached hereto as Exhibit B attached hereto (collectively, the "Tangible Personal Property"); and

                  (e) Seller's right, title and interest to any and all intangible personal property now or hereafter owned by Seller and used in the ownership, use or operation or development of the Real Property and Tangible Personal Property, including, without limitation, any right, title and interest of Seller in the right to use the name "Avion Business Center" and any other trade name now used in connection with the Real Property, and any contract or lease rights (including, without limitation, the lessor's interest in and to all tenant leases, rental agreements, subleases and tenancies, including all amendments, modifications, agreements, records, and other documents relating in any way to a right to occupy any portion of the Real Property (individually and collectively, the "Leases"), and Seller's interest in all security deposits and prepaid rent, if any, under the Leases covering any period of time after the Closing and any and all guaranties of the Leases, utility contracts, warranties or other agreements or rights relating to the ownership, use and operation of the Real Property or Tangible Personal Property (collectively, the "Intangible Property", and together with the Tangible Personal Property, the "Personal Property").

         All of the items referred to in Subparagraphs (a), (b), (c), (d) and
(e) above are collectively referred to as the "Property."

         2.       Purchase Price; Earnest Money.

                  (a) The purchase price of the Property is Four Million Seven Hundred Fifty Thousand Dollars ($4,750,000.00), subject to adjustments as provided in this Agreement (the "Purchase Price").

                  (b) The Purchase Price less any adjustments to the Purchase Price provided this Agreement, shall be delivered in immediately available funds at the closing of the purchase and sale contemplated hereunder (the "Closing") to Chicago Title Insurance Company, whose address is 350 North St. Paul Street, Suite 250, Dallas, Texas 75201,
         Attn: Ms. Majorie Cox ("Escrow Holder"). Buyer shall be deemed to have satisfied in full its obligation to deliver the Purchase Price at such time as the same has been received at the Closing by the Escrow Holder at the financial institution designated by Escrow Holder.

                  (c) Within three (3) days after the Effective Date, Buyer shall deliver to the Escrow Holder a copy of this Agreement together with a check or wired funds in the amount of $25,000.00 (the "Earnest Money"), which Earnest Money shall be held in escrow by the Escrow Holder and delivered to the party entitled thereto in accordance with the provisions of this Agreement. The Earnest Money shall be invested by the Escrow Holder in an interest-bearing escrow account in a bank or other financial institution acceptable to Buyer. All interest earned on the Earnest Money shall be considered a part of the Earnest Money.

                  (d) A portion of the Earnest Money in the amount of One Hundred and No/100 Dollars ($100.00) (the "Independent Contract Consideration") shall be deemed independent consideration for Seller's execution and delivery of this Contract. If the Closing occurs, the Independent Contract Consideration shall be applied as a credit towards the Purchase Price. However, if the Closing does not occur, for any reason, the Independent Contract Consideration shall be paid by the Escrow Holder to Seller.


                                       (2)

         3.       Title to the Property.

                  (a) At the Closing, Seller shall convey to Buyer indefeasible and insurable fee simple title to the Real Property and Improvements, by duly executed and acknowledged special warranty deed substantially in the form attached hereto as Exhibit C (the "Deed"). Evidence of delivery of indefeasible and insurable fee simple title shall be the issuance by Chicago Title Insurance Company (the "Title Company") to Buyer at the Closing of an Owner's Policy of Title Insurance in the form promulgated by the Texas State Board of Insurance in the amount of the Purchase Price, insuring fee simple title to the Real Property in Buyer, subject only to such exceptions as Buyer shall approve or shall be deemed to have approved pursuant to Paragraph 5, below (the "Title Policy"). The Title Policy shall provide full coverage against mechanics' and materialmen's liens, the printed form survey exception shall be limited to "shortages in area" at Buyer's expense and the standard exception for taxes shall read: "standby fees and taxes for the year 1997 and subsequent years, and subsequent assessments for prior years due to change in land usage or ownership" and shall contain such special endorsements as Buyer may, at Buyer's expense, require, including, without limitation, any endorsements required as a condition to Buyer's approval of any title exceptions pursuant to Paragraph 5, below (the "Endorsements").

                  (b) At the Closing, Seller shall transfer all of Seller's right, title and interest in and to the Tangible Personal Property by a bill of sale in the form attached hereto as Exhibit D (the "Bill of Sale").

                  (c) At the Closing, Seller shall transfer all of Seller's right, title and interest in and to the Intangible Property, the "Assumed Contracts" (as hereinafter defined), the "Permits" (as hereinafter defined), and the "Warranties and Guaranties" (as hereafter defined) by an assignment of intangible property in the form attached hereto as Exhibit E (the "Assignment of Intangible Property"), and shall assign the Leases by an assignment of leases in the form attached hereto as Exhibit F (the "Assignment of Leases").

                  (d) Anything contained herein to the contrary notwithstanding and notwithstanding any approval or consent given by Buyer hereunder, Seller shall cause all monetary encumbrances caused by Seller, including without limitation all mechanics' liens to be released (or insured around to Buyer's satisfaction) from the Property on or prior to the Closing and shall cause the Title Company to insure title to the Property as vested in Buyer without any exception for such matters.

         4.       Due Diligence Documents.

                  (a) Seller has provided, at Seller's expense, the documents hereinafter described (collectively, the "Preliminary Documents") to Buyer prior to the Effective Date hereof. The Preliminary Documents consist of the following:

                           (i) Title Commitment. A current title commitment (the
                  "Title Commitment") for an Owner's Policy of Title Insurance, covering the Real Property

                                       (3)
                  and issued by the Title Company, together with a legible copy of each document, map and survey referred to in the Title Commitment;

                           (ii) Survey. An as-built survey of the Property dated
                  within thirty (30) days of the Effective Date (the "Survey") prepared by a registered public surveyor, in accordance with the most recent Texas Surveyor's Association standards for a Category A1, Condition II Survey, certified by such surveyor to Buyer and the Title Company in the form attached hereto as Exhibit G and acceptable to the Title Company for the purpose of limiting the standard printed exception for survey matters to "shortages in area" in the Title Policy. The Survey at a minimum shall (a) set forth the legal description and street address of the Real Property, (b) show the location of all of the Improvements, all recorded restrictions, easements, rights-of-way, ingress and egress, all building restriction lines or applicable yard or setback requirements, all curb cuts, all utility lines and facilities, all visible restrictions, easements, rights-of-way, party walls and encroachments (either onto the Land from adjacent property or onto adjacent property from the Land) affecting the Real Property, and (c) locate all improvements on adjoining property which are within five feet of the property lines of the Land;

                           (iii) Agreements. Copies of written easements,
                  covenants, restrictions, agreements and contracts, which (a) affect the Property and (b) are not disclosed by the Title Commitment, including without limitation any agreements relating to the service, operation, repair, supply, advertising, promotion, sale, leasing or management of the Property or the use of common facilities (collectively, "Service Contracts"). A list of all Service Contracts that Seller shall assign to Buyer and that Buyer shall assume as of the Closing Date (which contracts to be assumed by Buyer are referred to herein as "Assumed Contracts") is attached hereto as Addendum I;

                           (iv) Plans. To the extent existing and in Seller's
                  possession or control, copies of all as-built plans and specifications for the Improvements, including without limitation the plans and specifications for and a complete description of all existing renovations and improvements to the Real Property and all rentable space therein, and as-built drawings for all underground utilities (collectively, the "Plans");

                           (v) Warranties. To the extent existing and in
                  Seller's possession or control, copies of any and all guarantees or warranties and other rights given to Seller in connection with the construction of the Improvements or the purchase of any of the Personal Property, if any (collectively the "Warranties and Guaranties");

                           (vi) Reports. Any and all reports in Seller's possession or control relating to the Property including reports relating to the (i) environmental condition of the Property, including without limitation, environmental reports, environmental audits and the like (which reports are listed on Exhibit H); (ii) soil, seismological, geological and drainage conditions, and the flood and wind characteristics of the Property; (iii) design of the Improvements and its compliance with guidelines

                                       (4)
                  established by the Uniform Building Code in effect at the time the Improvements were constructed; "

                           (vii) Rent Roll. A rent roll, dated no earlier than
                  ten (10) days prior to the Effective Date, and certified by Seller, to Seller's knowledge, to be accurate and complete, showing:

                           1)       the name of each tenant of the Improvements;
                           2)       the rentable square footage for each tenant;
                           3) the commencement and expiration date of each tenant's Lease;
                           4)       the monthly rental payable by each tenant;
                                    and
                           6)       the amount of any security deposit
                                    (collectively, the "Rent Roll").

                           The Rent Roll is attached as Exhibit I. Seller shall deliver to Buyer at the Closing, an updated Rent Roll dated not earlier than ten (10) days prior to the Closing Date and certified by Seller to, Seller's knowledge, to be accurate and complete (the "Updated Rent Roll").

                           (viii) Leases. Copies of all Leases with all tenants
                  of the Improvements, and access to copies of all correspondence to or from such tenants. Seller may comply with its obligation to deliver copies of Leases by providing Buyer and its agents with full access to its lease files;

                           (ix) Operating Statements. Copies of operating
                  statements for the Property for the prior three (3) calendar years and the current year to date, each certified by Seller (or audited, if audited statements are available), to Seller's knowledge, to be accurate and complete, which shall cover the monthly periods for 1997 from January to date.

                           (x) Licenses, Etc. To the extent in Seller's
                  possession or control, copies of any licenses, permits or certificates required by governmental authorities in connection with construction or occupancy of the Improvements, including, without limitation, building permits, certificates of completion, certificates of occupancy, environmental permits and licenses, and swimming pool and sign permits;

                           (xi) Insurance Policies. Copies of all liability,
                  fire and casualty insurance policies carried by Seller and an insurance claims history for the most recent calendar year prior to Closing;

                           (xii) Commission Agreements and Proposed Leases. A
                  complete list, and copies, of all agreements for leasing commissions and/or locator fees payable on prior leases, existing leases and renewals or options affecting the Property. Any fee or commission which would be due or payable after the Effective Date relating to leasing activity occurring before the Effective Date (including any commissions relating to the exercise of any renewal, extension, expansion or right of first refusal

                                       (5)
                  option under any Lease occurring before the Effective Date) shall be paid by Seller and such obligation of Seller shall survive the Closing. Conversely, provided the transaction contemplated by this Agreement is consummated, any such fee or commission relating to such leasing activity on and after the Effective Date (including any commissions relating to the exercise of any renewal, extension, expansion or right of first refusal option under any Lease occurring on and after the Effective Date) shall be paid by Buyer and such obligation of Buyer shall survive the Closing. At Closing, Seller shall provide to Buyer an executed release from the broker or finder releasing Buyer and its successors and assigns from any obligation to pay a commission or locator fee which is the responsibility of Seller under this paragraph and agreeing to look solely to Seller for payment of such commission or fee (the "Commission Releases"). This Section 4(a)(xii) shall govern any contrary provisions contained in this Agreement with respect to leasing commissions or locator fees.

                           (xiii) Other Documents. Current property tax bills,
                  and all data, correspondence, documents, agreements, waivers, notices, applications and other records with respect to the Property relating to transactions with taxing authorities, governmental agencies, utilities, vendors, tenants and others with whom Buyer may be dealing from and after the Closing Date. Seller may satisfy this requirement by making its files available to Buyer at Seller's management company's offices.

                  (b) Independent Audit. Promptly following the execution of this Agreement and to the extent not already provided pursuant to the terms of Paragraph 4(a), above, Seller shall provide to Buyer's representatives and independent accounting firm access to all financial and other information relating to the Property which would be sufficient to enable Buyer's representatives and independent accounting firm to prepare, at Buyer's sole cost and expense, audited financial statements for 1995, 1996 and 1997 year-to-date in conformity with generally accepted accounting principles and to enable them to prepare such statements, reports or disclosures as Buyer may deem necessary or advisable. Seller shall reasonably cooperate with Buyer's representatives and independent accounting firm in connection with the aforementioned financial analysis and shall provide any additional information necessary to allow Buyer to make disclosures required by and otherwise comply with the financial accounting requirements of Regulation S-X promulgated by the Securities and Exchange Commission. Seller shall provide Buyer's independent accounting firm a signed representation letter which will be sufficient to enable an independent public accountant to render an opinion on the financial statements related to the Property. Seller shall authorize any attorneys who have represented Seller in any material litigation pertaining to or affecting the Property to respond, at Buyer's expense, to inquiries from Buyer's representatives and independent accounting firm. If and to the extent Seller's financial statements pertaining to the Property for any periods during the years 1995, 1996 or 1997 year-to-date have been audited, promptly after the execution of this Agreement, Seller shall provide Buyer with copies of such audited financial statements and shall cooperate with Buyer's representatives and independent public accountants to enable them to contact the auditors who prepared such audited financial statements and to obtain, at Buyers expense, a reissuance of such audited


                                       (6)
         financial statements. If this Agreement terminates prior to the Closing, other than by reason of a default of Seller, Buyer shall deliver to Seller copies of any audited financial statements of the Property prepared for Buyer and assign to Seller without warranty all of Buyer's rights thereto.

         5.       Due Diligence Review.

         Buyer's obligation to consummate the transactions contemplated in this Agreement is expressly conditioned upon the satisfaction of each of the conditions set forth in this section prior to the expiration of the Due Diligence Period (defined below).

                  (a) Approval of Preliminary Documents and Physical Condition. Buyer shall review each of the Preliminary Documents, and the physical condition of the Property, and such other items as Buyer deems necessary and shall advise Seller in writing of its approval of the foregoing or of any objectionable condition revealed in its review by written notice to Seller on or before December 22, 1997 (the "Due Diligence Period"). If Buyer notifies Seller in writing within the Due Diligence Period that Buyer approves each of the Preliminary Documents and the physical condition of the Property (the "Approval Notice"), then, subject to the first sentence of Section 5(b) hereof, Buyer shall have waived all objections to the Preliminary Documents and the condition of the Property and the conditions of this Section 5 shall be deemed satisfied. If Buyer fails to give Seller the Approval Notice and does not give specific written disapproval of any of the Preliminary Documents or the physical condition of the Property within the Due Diligence Period, then such Preliminary Document(s) or physical condition shall be deemed disapproved by Buyer, this Agreement shall terminate, and the Earnest Money shall be immediately returned to Buyer. If Buyer gives Seller specific written notice of disapproval of any Preliminary Document(s) or of any condition of the Property (the "Disapproval Notice") within the Due Diligence Period, Seller shall have one (1) business day to notify Buyer in writing that either (1) Seller shall cause all of the objections set forth in the Disapproval Notice to be cured, removed or terminated, as the case may be, prior to the Closing Date, or (2) Seller shall not cause all of the objections set forth in the Disapproval Notice or condition to be cured, removed or terminated. If Seller fails to so notify Buyer within the one (1) business day period, then Seller shall be deemed to have elected the option in clause (2) above. If Seller elects, or is deemed to have elected, the option in clause (2) above, then, this Agreement shall terminate and the Earnest Money shall be immediately returned to Buyer. If Seller gives notice pursuant to clause (l), above, then the parties shall proceed to Closing and all conditions of this Section 5 shall be deemed satisfied except for the obligations which are the subject of the Disapproval Notice; provided, however, if Seller fails to remove or otherwise satisfy all of the objectionable conditions set forth in the Disapproval Notice on or before Closing, and Buyer is unwilling to waive such condition(s), Seller shall be in default and Buyer shall have the rights and remedies set forth in Paragraph 7, below.

                  (b) Termination of Agreement . Notwithstanding anything in this Agreement to the contrary, Buyer shall have the right to terminate this Agreement by written notice to Seller at any time during the Due Diligence Period. In the event this Agreement is terminated




                                      (7)
         pursuant to this Section 5, then, the Earnest Money shall be returned to Buyer and all obligations of Buyer and Seller hereunder (except the provisions of this Agreement which recite that they survive termination) shall terminate and be of no further force or effect. The provisions of this Subparagraph shall survive termination of this Agreement.

         6. Conditions Precedent to Closing. The following are conditions precedent to Buyer's obligation to purchase the Property (the "Conditions Precedent"). The Conditions Precedent are intended solely for the benefit of Buyer and may be waived only by Buyer in writing or by the occurrence of Closing. In the event any condition precedent is not satisfied or waived by Buyer, Buyer may, in its sole and absolute discretion, terminate this Agreement at which point the Earnest Money shall be returned to Buyer and, subject to the provisions of Paragraph 7, all obligations of Buyer and Seller hereunder (except provisions of this agreement which recite that they survive termination) shall terminate and be of no further force or effect.

                  (a) All of Seller's representations and warranties contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date.

                  (b) The physical condition of the Property shall be substantially the same on the Closing Date as on the date of Buyer's execution of this Agreement, except for reasonable wear and tear and loss by casualty (subject to the provisions of Paragraph 13, below), condemnation and repairs, replacements and improvements made with Buyer's written approval or those required by any Lease.

                  (c) As of the Closing Date, there shall be no litigation or administrative agency or other governmental proceeding of any kind whatsoever, pending or threatened, which was not disclosed in writing to Buyer during the Due Diligence Period and no proceedings shall be pending or threatened which could or would cause the redesignation or other modification of the zoning classification of the Property.

                  (d) Seller shall terminate at or prior to the Closing Date, at no cost or expense to Buyer, any and all Service Contracts or other agreements affecting the Property that are not Assumed Contracts.

                  (e) Seller shall have substantially complied with all of Seller's duties and obligations contained in this Agreement.

                  (f) There shall have been no material adverse change, in the Preliminary Documents reviewed and approved by Buyer during the Due Diligence Period.

                  (g) Seller shall have delivered to Buyer tenant certificates ("Tenant Certificates") within thirty (30) days of the Closing Date in a form substantially similar to Exhibit "L" attached hereto from tenants under Leases accounting for eighty percent (80%) of the gross revenue being currently generated by the Property.





                                       (8)

         7.       Remedies.

                  (a) In the event the sale of the Property is not consummated solely because of a breach or default under this Agreement on the part of Buyer, the Earnest Money shall be paid to and retained by Seller as liquidated damages. The parties have agreed that Seller's actual damages, in the event of a default by Buyer, would be extremely difficult or impracticable to determine. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT TWENTY-FIVE THOUSAND DOLLARS ($25,000.00) PLUS APPLICABLE INTEREST HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND AS SELLER'S EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER.

                  INITIALS:         Seller __________         Buyer __________

                  (b) In the event the sale of the Property is not consummated solely because of a breach or default under or breach of this Agreement on the part of Seller or if a Condition Precedent cannot be fulfilled because of Seller's breach or if Seller fails to remove or otherwise satisfy all of the objectionable conditions set forth in Buyer's Disclosure Notice after Seller has given notice pursuant to clause (1) of Section 5(a) hereof, Buyer shall, as its sole and exclusive remedies, either terminate this Agreement and receive a return of the Earnest Money or have the option of continuing this Agreement pending Buyer's action for specific performance; provided, however, Buyer shall not have the remedy of specific performance with respect to (i) a failure by Seller to satisfy the Condition Precedent set forth in
         Section 6(g) of this Agreement or (ii) a failure of Seller to effect the cure referred to in the last sentence of Section 5(a) of this Agreement, and in either of such events, Buyer's sole and exclusive remedy shall be to terminate this Agreement and receive a return of the Earnest Money.

         8.       Closing and Escrow.

                  (a) Upon mutual execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with Escrow Holder and this Agreement shall serve as instructions to Escrow Holder for consummation of the purchase and sale contemplated hereby.

                  (b) The parties shall conduct the Closing on or before December 31, 1997, or on such other date mutually agreed upon between Buyer and Seller in writing (the "Closing Date"). In the event the Closing does not occur on or before the Closing Date, Escrow Holder shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which were deposited hereunder. Any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to Close.

                  (c) At or before the Closing, Seller shall deliver to Escrow Holder or Buyer the following:







                                       (9)

                           (i) a duly executed and acknowledged Deed;

                          (ii) a duly executed Bill of Sale;

                         (iii) to the extent in Seller's possession or control,
                  originals of all Leases and a duly executed and acknowledged Assignment of Leases;

                          (iv) originals of the Assumed Contracts not previously
                  delivered to Buyer (to the extent originals are available; provided if originals are not available Seller shall provide Buyer with complete copies of what is in Seller's possession or control);

                          (v) a duly executed Assignment of Intangible Property;

                          (vi) to the extent in Seller's possession or control,
                  originals of the building permits and certificates of occupancy for the Improvements and all tenant-occupied space included within the Improvements and all Warranties and Guaranties not previously delivered to Buyer;

                         (vii) notices to the Tenants, each prepared and
                  completed by Seller for each Tenant, in the form attached as Exhibit J, each duly executed by Seller;

                        (viii) Tenant Certificates meeting the requirements of
                  Paragraph 6(g);

                          (ix) a duly executed affidavit that Seller is not a
                  "foreign person" within the meaning of Section 1445(e)(3) of the Internal Revenue Code of 1986 (the "Code") in the form attached as Exhibit K;

                           (x) such resolutions, authorizations, bylaws or other
                  corporate and/or partnership documents or agreements relating to Seller and its partners as shall be reasonably required by the Title Company to evidence authority to convey;

                          (xi) a full release of all monetary encumbrances
                  affecting the Property caused by Seller, including without limitation any mechanics' liens and such bond, indemnity or other arrangements as shall be necessary to cause the Title Company to insure title to the Property as vested in Buyer without any exception for such matters;

                         (xii) a closing statement prepared by the Title Company
                  (the "Closing Statement") duly executed by Seller;

                        (xiii) all keys to the Property (except for keys in the
                  possession of the tenants);

                         (xiv) evidence of termination of any Service Contracts
                  and other agreements affecting the Property that are not Assumed Contracts; and





                                      (10)

                          (xv) any documents or agreements reasonably required
                  by the Title Company to issue the Title Policy.

Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing or by the occurrence of Closing.

                  (d) At or before the Closing, Buyer shall deliver to Escrow Holder or Seller the following:

                           (i) a duly executed Assignment of Leases;

                          (ii) a duly executed Assignment of Intangible
                               Property;

                         (iii) the Closing Statement, duly executed by Buyer;

                          (iv) the Purchase Price in immediately available and
                  good funds less any holdbacks and proration credits provided for this Agreement; and

                           (v) a Certificate of Buyer in the form attached
                  hereto as Exhibit M.

                  (e) Seller and Buyer shall each deposit such other instruments as are reasonably required by Escrow Holder or Title Company or otherwise required to close the escrow and consummate the purchase of the Property in accordance with the terms hereof.

                  (f)      Prorations, Closing Costs and Adjustments.

                           (1) The following are to be apportioned as of 12:01
                  AM on the Closing Date, as follows:

                                    (i) Rent. Rent under the Leases shall be
                           apportioned as of the Closing Date. With respect to any rent arrearages arising under the Leases, after Closing, Buyer shall pay to Seller any rent actually collected which is applicable to the period preceding the Closing Date; provided, however, that all rent collected by Buyer shall be applied first to all unpaid rent accruing after the Closing Date, and then to unpaid rent accruing prior to the Closing Date. Buyer shall not be obligated to take any steps to recover any rent arrearages. Seller shall be permitted to pursue its remedy for collection of any rent arrearages applicable to the period prior to the Closing Date, provided that Buyer shall incur no cost, expense or liability in connection therewith, but Seller shall not be permitted to enforce any other legal or equitable remedies specifically including commencing eviction procedures.

                                   (ii) Leasing Costs. Seller shall pay as of
                           the Closing all leasing commission costs required to be paid by Seller pursuant to Section 4(a)(xii) of this Agreement and tenant improvement costs, if any, in connection with








                                      (11)
                           any Lease executed on or before the Effective Date that are or will become due and payable as of the Closing. To the extent not paid by Seller, Buyer shall be entitled to a credit against the Purchase Price for any such commissions or costs.

                                  (iii) Security Deposits. Buyer shall be
                           entitled to a credit against the Purchase Price for the total sum of all security deposits paid to Seller by tenants under any Leases, and any interest earned thereon which, by law or the terms of such Leases, is payable to such tenants.

                                    (iv) Unexpired Concessions. Buyer shall be
                           entitled to a credit against the Purchase Price for any free rent, abatements, or other unexpired concessions under any Leases to the extent they apply to any period after the Closing.

                                    (v) Tenant Charges. Where the Leases contain
                           tenant obligations for taxes, common area expenses, operating expenses or additional charges of any other nature, and where Seller has collected any portion thereof in excess of amounts owed by tenants for such items for the period prior to the Closing Date, then there shall be an adjustment and credit given to Buyer on the Closing Date for such excess amounts collected. Buyer shall apply all such excess amounts to the charges owed by tenants for such items for the period after the Closing Date and, if required by the Leases, shall rebate or credit tenants with any remainder. If it is determined that the amount collected during Seller's ownership period exceeded the tenants' obligation to pay for such expenses incurred during the same period by more than the amount previously credited to Buyer at Closing, then Seller shall promptly pay to Buyer the deficiency upon demand after the Closing.

                                   (vi) Utility Charges. Seller shall use
                           reasonable efforts to cause all the utility meters to be read on the Closing Date, and whether such meters can be read or not, will be responsible for the cost of all utilities used prior to the Closing Date, except to the extent such utility charges are billed to and paid by tenants directly.

                                  (vii) Real Estate Taxes and Special
                           Assessments. General real estate taxes payable for the 1997 calendar year and all prior years shall be paid by Seller. General real estate taxes payable for the 1997 calendar year shall be prorated between Seller and Buyer as of the Closing Date. Seller shall pay on or before Closing the full amount of any installment due and owing on any bonds or assessments against the Property including interest payable therewith, including any installment on bonds or assessments that may be payable after the Closing Date as a result of or in relation to the construction or operation of any Improvements or any public improvements that took place or for which any assessment was levied prior to the Closing Date. Buyer shall



                                      (12)
                           pay the full amount of any bonds or assessments incurred after the Closing Date that are not subject to the immediately preceding sentence.

                                 (viii) Other Apportionments. Amounts payable
                           under the Assumed Contracts, annual or periodic permit and/or inspection fees (calculated on the basis of the period covered), and liability for other Property operation and maintenance expenses and other recurring costs shall be apportioned as of the Closing Date.

                                   (ix) Preliminary Closing Adjustment. Seller
                           and Buyer shall jointly prepare and approve a preliminary Closing adjustment on the basis of the Leases and other sources of income and expenses, and shall deliver such computation to Escrow Holder prior to Closing.

                                    (x) Post-Closing Reconciliation. Subject to
                           the provisions of Subparagraph vii above, if any of the aforesaid prorations cannot be definitely calculated on the Closing Date, then they shall be estimated at the Closing and definitely calculated as soon after the Closing Date as feasible, but in any event within sixty (60) days after the Closing Date. As soon as the necessary information is available, Buyer shall conduct a post-Closing audit to determine the accuracy of all prorations made to the Purchase Price (the "Post-Closing Audit"). Either party owing the other party a sum of money based on such subsequent proration(s) or the Post-Closing Audit shall promptly pay said sum to the other party, and, if not paid within thirty (30) days after written demand, then together with interest thereon at the rate of two percent (2%) over the "prime rate" (as announced from time to time in the Wall Street Journal) per annum from the Closing Date to the date of payment if payment is not made within ten (10) days after delivery of a bill therefor.

                           (2) Closing Costs. Seller shall pay for the Survey,
                  the Title Commitment and the premium for the Title Policy, excluding the charge for the survey deletion, the cost of any Endorsements, search any escrow fees or costs and sales tax (if any). Seller shall pay the cost of any transfer taxes applicable to the sale. Recording fees, shall be paid by Buyer. Seller shall be responsible for all costs incurred in connection with the prepayment or satisfaction of any loan or bond secured by the Property including, without limitation, any prepayment fees, penalties or charges. All other costs and charges of the escrow for the sale not otherwise provided for in this Agreement shall be allocated in accordance with the closing customs for Dallas County. Buyer and Seller shall each be responsible for their respective legal fees to negotiate and execute this Agreement. In the event this Agreement is terminated or Closing occurs, the foregoing allocation of costs shall survive such termination or Closing.







                                      (13)

                           (3) Survival. The provisions of this Subparagraph (f)
                  shall survive the Closing.

         9. Representations, Warranties and Covenants of Seller. As of the date hereof and again as of Closing, Seller represents and warrants to, and covenants with, Buyer as follows:

                  (a) To Seller's knowledge, Seller has not received any notice of any material physical or mechanical defects of the Property, including, without limitation, the structural and load-bearing components of the Property, the parking lots, the plumbing, heating, air conditioning and electrical and life safety systems, and has not received any notice that the roofs have not been constructed and installed in compliance with all manufacturer requirements or that all manufacturer warranties and guaranties are not in full force and effect. To Seller's knowledge, Seller has not received any notice that the items described in (i) and (ii), above, are not in compliance with applicable building codes, environmental, zoning, life safety, laws, rules and regulations related to handicapped or disabled (including, without limitation, ADA and the Fair Housing Amendments Act of 1988) and land use laws and regulations, and other applicable local, state and federal laws and regulations (collectively, "Laws").

                  (b) To Seller's knowledge, Seller has not received any notice that the use and operation of the Property is not in compliance with all Laws. Seller shall not commit or knowingly permit to occur, any action which will result in such a violation between the date hereof and the Closing.

                  (c) All documents delivered by Seller to Buyer, or made available to Buyer for review in connection with the transactions contemplated hereunder, including without limitation, all documents described in Paragraph 4, above, are and at the time of Closing will be complete copies of all such documents in Seller's possession and/or control. To Seller's knowledge, all of Seller's files in connection with the Property, and all other matters described in Paragraph 4, above, in Seller's possession and/or control have been delivered to or made available to Buyer for Buyer's review.

                  (d) To Seller's knowledge, there are no condemnation, environmental, zoning or other land-use regulation proceedings, either instituted or threatened, which would detrimentally affect the use or operation of the Property, nor has Seller received written notice of any special assessment proceedings affecting the Property (other than as set forth in the Title Commitment). Seller shall notify Buyer promptly of any such proceedings of which Seller becomes aware.

                  (e) Seller has not been served with, Seller has no knowledge of any pending, and Seller has received no written notice of any threatened litigation against Seller or any basis therefor that arises out of the ownership of the Property or the ability of Seller to perform its obligations under this Agreement. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware.






                                      (14)

                  (f) Except for Leases executed after the Effective Date and approved by Buyer, at the time of Closing there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property in connection with such Leases prior to the time of Closing.

                  (g) Seller has not received any notice that Seller and the Property and any real estate in the vicinity of the Property are not in compliance in all material respects with all Environmental Laws; or
         (ii) Seller has not received any notice, order, directive, complaint or other communication, written or oral, from any governmental agency or other person or entity alleging the occurrence of any violation of any Environmental Laws at the Property. For the purposes of this subparagraph, the following words shall have the following meanings:

                           (1) "Environmental Law" means federal, state and
                  local laws, statutes, ordinances, rules, regulations (including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time (42 U.S.C. ss.ss. 9601 et seq.) ("CERCLA"), the Federal Insecticide Fungicide and Rodenticide Act of 1976 (7 U.S.C. ss.ss. 136, et. seq. ("FIFRA") and the applicable provisions of the Texas Health and Safety Code, and Texas Water Code, as amended from time to time (the "Texas Codes") and rules and regulations promulgated thereunder), authorizations, judgments, decrees, administrative orders, concessions, grants, franchises, agreements and other governmental restrictions and requirements relating to the environment or to any Hazardous Material.

                           (2) "Hazardous Material" means, at any time, (a) any
                  substance, product, chemical, compound, material, mixture, waste or other material of any nature whatsoever (i) which is now or hereafter listed, defined or otherwise classified pursuant to any Environmental Laws as a "hazardous substance", "hazardous waste", "infectious waste", "hazardous material", "extremely hazardous waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity; (ii) which is now or hereafter regulated or listed by any local, state or federal governmental authority, entity or agency pursuant to any Environmental Laws; or (iii) which may give rise to any liability under any Environmental Laws or under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance or strict liability or under any reported decisions of state or federal court; (b) asbestos and asbestos-containing materials; and (c) radon; (d) PCB's, petroleum and petroleum products or fractions thereof, including without limitation, crude oil, and any fraction thereof, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel or any mixture thereof.







                                      (15)

                  (h) As of the Closing Date, to Seller's knowledge, Seller shall have (i) completed all original building and tenant construction and punch list items, (ii) completed all obligations with respect to any remodeling or renovating to be completed by Seller as landlord under the Leases existing as of the Effective Date; and (iii) paid all obligations of the landlord pursuant to the Leases existing as of the Effective Date; including, without limitation, tenant improvement, remodeling or renovating costs, leasing commissions, locator fees and other concessions except those which will accrue upon exercise of any renewal, extension, expansion or right of first refusal option provided in any Lease.

                  (i) Seller has not filed or been the subject of any filing of a petition under the Federal Bankruptcy Law or any federal or state insolvency laws or laws for composition of indebtedness or for the reorganization of debtors.

                  (j) To Seller's knowledge, no portion of the Property is currently affected by or subject to any special assessment or special use or tax abatement recognized or permitted by any taxing authority including, but not limited to, any agricultural use exemption or other tax exemption, and no penalty, special assessment, or back taxes from any special assessment or exemption shall be due upon transfer of title to the Property to Buyer or upon any change of use of the Property by Buyer.

                  (k) To Seller's knowledge, there are no free rent, abatements, incomplete tenant improvements, rebates, allowances, or other unexpired concessions (collectively referred to as "Offsets") or rights under any existing or pending Leases that will be outstanding after the Closing Date and Seller has paid in full any of landlord's leasing costs or obligations which Seller is required to pay under this Agreement.

                  (l) No brokerage, finders fee or commission, locator fee or similar fee or commission which is required to be paid by Seller pursuant to Section 4(a)(xii) of this Agreement is due and unpaid by Seller.

                  (m) Except as disclosed by Seller to Buyer in writing, to Seller's knowledge, there exist no defaults or events which, with the giving of notice or passage of time, or both, would constitute a default by Seller as landlord under the Leases listed thereon. To Seller's knowledge, there exist no defaults and no events which, with the giving of notice or passage of time, or both, would constitute a default by any tenants thereon.

                  (n) Seller is a limited partnership, duly organized and validly existing and in good standing under the laws of the State of Texas; this Agreement and all documents executed by Seller which are to be delivered to Buyer at the Closing are and at the time of Closing will be duly authorized, executed and delivered by Seller, are and at the time of Closing will be legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, are and at the time of Closing will be sufficient to convey title (as provided in this Agreement and if they purport to do so), and do not and at the time of Closing will not violate any provision of any agreement or judicial order to which Seller or the Property is subject. Seller has obtained all necessary authorizations, approvals and






                                      (16)
         consents to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                  (o) Seller is not a "foreign person" within the meaning of
         Section 1445(f)(3) of the Code.

                  (p) Seller has not granted any option or right of first refusal or first opportunity to any party to acquire any interest in any of the Property.

         For purposes of this Agreement, whenever the phrase "to Seller's knowledge" or words of similar import are used, they shall be deemed to refer to the actual knowledge after due and diligent inquiry by F. Terry Shumate, Vice President of Davister Corp., the managing general partner of Seller.

         10. CONDITION OF PROPERTY. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR ANY REPRESENTATIONS OR WARRANTIES PROVIDED IN THIS AGREEMENT, IT IS PURCHASING THE PROPERTY IN AN "AS IS, WHERE IS" CONDITION, WITHOUT RELYING UPON ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND, HEREBY WAIVING AND RELINQUISHING ALL CLAIMS WITH RESPECT TO ANY IMPLIED WARRANTIES. WITHOUT LIMITING THE ABOVE, BUYER ACKNOWLEDGES THAT NEITHER SELLER, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE DEED, NOR ANY OTHER PARTY THAT IS AN AGENT, EMPLOYEE OR CONTRACTOR OF SELLER HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, ON WHICH BUYER IS RELYING AS TO ANY MATTERS, DIRECTLY OR INDIRECTLY, CONCERNING THE PROPERTY INCLUDING, BUT NOT LIMITED TO, THE LAND, THE SQUARE FOOTAGE OF THE PROPERTY, IMPROVEMENTS, DEVELOPMENT RIGHTS, TAXES, ASSESSMENTS, BONDS, PERMISSIBLE USES, TITLE EXCEPTIONS, WATER OR WATER RIGHTS, TOPOGRAPHY, UTILITIES, ZONING OF THE PROPERTY, SOIL, SUBSOIL, THE PURPOSES FOR WHICH THE PROPERTY IS TO BE USED, DRAINAGE, ENVIRONMENTAL OR BUILDING LAWS, RULES AND REGULATIONS, TOXIC WASTE OR HAZARDOUS MATERIALS OR ANY OTHER MATTERS AFFECTING OR RELATING TO THE PROPERTY. BUYER HEREBY EXPRESSLY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE.

         11. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that Buyer is a real estate investment trust organized under the laws of the State of Texas; this Agreement and all documents executed by Buyer which are to be delivered to Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is subject. Buyer has obtained all necessary authorizations, approvals and consents to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.








                                      (17)

         12. Continuation and Survival. All representations, warranties and covenants by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall be deemed made as of the date of, this Agreement or such writing and again-at the Closing, shall be deemed to be material, and unless expressly provided to the contrary shall survive and shall survive the execution and delivery of this Agreement and the Closing until the first (1st) anniversary of the Closing Date and shall terminate upon such date except as to any claim asserted by Buyer to Seller by notice given before such date.

         13.      Indemnity.

                  (a) Seller shall hold harmless, indemnify and defend Buyer, its successors and assigns and their respective agents, employees, officers, trustees, members and retirants from and against any and all obligations, liabilities, claims, liens or encumbrances, demands, losses, damages, causes of action, judgments, costs and expenses (including attorneys' fees), whether direct, contingent or consequential and no matter how arising ("Losses and Liabilities") in any way related to the Property and arising or accruing during the time Seller owned or had any interest in the Property prior to the Closing.

                  (b) Except for Losses and Liabilities arising directly or indirectly from or out of a circumstance resulting from a breach of any of Seller's representations or warranties, or which shall have arisen out of any aspect of the Property, its management or operations prior to Closing, Buyer shall hold harmless, indemnify and defend Seller, its successors and assigns and their respective agents, employees, officers and partners, from and against any and all Losses and Liabilities in any way related to the Property and arising or accruing during the time that Buyer owns or has any interest in the Property.

         14. Risk of Loss. In the event any of the Property is damaged or destroyed prior to the Closing Date, and such damage or destruction (a) is fully covered by Seller's insurance, except for the deductible amounts and any coinsurance contribution due from Seller thereunder, and the insurer agrees to timely pay for the entire cost of such repair less such deductible and coinsurance, and (b) would cost less than One Hundred Thousand Dollars ($100,000.00) to repair or restore, then this Agreement shall remain in full force and effect and Buyer shall acquire the Property upon the terms and conditions set forth herein. In such event, Buyer shall receive a credit against the Purchase Price equal to such deductible and coinsurance amounts, and Seller shall assign to Buyer all of Seller's right, title and interest in and to all proceeds of insurance on account of such damage or destruction. In the event any of the Property is damaged or destroyed prior to the Closing Date, and such damage or destruction (c) is not fully covered by Seller's insurance, other than the deductible and coinsurance amounts, and (d) would cost less than One Hundred Thousand Dollars ($100,000.00) to repair or restore, then the transaction contemplated by this Agreement shall be consummated with Buyer receiving a credit against the Purchase Price at the Closing in an amount reasonably determined by Seller and Buyer (after consultation with unaffiliated experts) to be the cost of repairing such damage or destruction, but in no event more than One Hundred Thousand Dollars ($100,000.00). In the event (e) any of the Property is damaged or destroyed prior to the Closing and the cost of repair would exceed One Hundred Thousand Dollars ($100,000.00), or (f) if condemnation proceedings are commenced against any of the Property, then, notwithstanding anything to the contrary set forth









                                      (18)
in this Paragraph, Buyer shall have the right, at its election, either to terminate this Agreement in its entirety, or only as to that portion of the Property subject to condemnation proceedings (in which case there shall be an adjustment to the Purchase Price equal to the proceeds Seller receives from the condemning authority for the portion taken), or to not terminate this Agreement and purchase the Property. Buyer shall have thirty (30) days after Seller notifies Buyer that any portion of the Property is subject to condemnation proceedings to make such election by delivery to Seller of an election notice (the "Election Notice"). Buyer's failure to deliver the Election Notice within such thirty (30) day period shall be deemed an election to terminate this Agreement in its entirety. In the event this Agreement is terminated in its entirety or in part pursuant to this Paragraph, by delivery of notice of termination to Seller, Buyer and Seller shall each be released from all obligations hereunder pertaining to that portion of the Property affected by such termination. In the event Buyer elects not to terminate this Agreement, Seller shall notify Buyer that Buyer shall receive a credit against the Purchase Price at the Closing in the amount equal to the value (i.e., the amount Seller receives for the portion taken) of any Property taken as a result of such proceeding, in which case this Agreement shall otherwise remain in full force and effect, and Seller shall be entitled to any condemnation awards. Any repairs elected to be made by Seller pursuant to this Paragraph shall be made within one hundred and eighty (180) days following such damage or destruction and the Closing shall be extended until the repairs are substantially completed.

         15. Possession. Possession of the Property shall be delivered to Buyer on the Closing Date (subject to the rights of the tenants in possession under Leases), provided, however, that prior to the Closing Date Seller shall afford authorized representatives of Buyer reasonable access to the Property, subject to the rights of tenants under the Leases, for purposes of satisfying Buyer with respect to the representations, warranties and covenants of Seller contained herein and with respect to satisfaction of any Conditions Precedent to the Closing contained herein, including, without limitation, a Phase I environmental investigation. Buyer shall be required to obtain Seller's prior written consent to any investigation affecting the physical nature of the Property, and covenants and agrees that Buyer and its agents and consultants will maintain adequate liability insurance coverage relating to such inspection activities. In the event this Agreement is terminated, Buyer shall restore the Property to substantially the condition in which it was found. Buyer hereby agrees to indemnify and hold Seller harmless from any damage or injury to persons or property caused by Buyer or its authorized representatives during their entry and investigations prior to the Closing. The indemnity contained in the preceding sentence shall survive the termination of this Agreement or the Closing, as applicable, provided that Buyer shall have no liability under such indemnity unless Seller gives Buyer written notice of any claim it may have against Buyer under such indemnity within twelve (12) months of such termination or the Closing Date, as applicable.

         16. Maintenance of the Property and Property Personnel. Between Seller's execution of this Agreement and the Closing, Seller shall maintain the Property in the same condition of repair, reasonable wear and tear excepted, shall perform all work required to be performed by the landlord under the terms of any Lease, and shall make all repairs, maintenance and replacements of the Improvements and any Tangible Personal Property and otherwise operate the Property in the same manner as before the making of this Agreement, as if Seller were retaining the Property. After full execution of this Agreement and until the Closing, Seller shall maintain all existing personnel on the Property, if any, in their current employment positions at their current (or an increased) rate of







                                      (19)
compensation. Any changes in such personnel, other than in the ordinary course of business which would not result in a reduction in the level of management attention or service to the Property, shall be subject to Buyer's reasonable approval.

         17. Leasing; Buyer's Consent to New Contracts Affecting the Property; Termination of Existing Contracts. Seller shall use commercially reasonable efforts until Closing to lease any vacant space in the Improvements to tenants pursuant to Leases in form and content acceptable to Buyer. Seller shall not, after the date of Seller's execution of this Agreement, enter into any Lease or contract affecting the Property, or any amendment thereof, or permit any tenant to enter into any sublease, assignment or agreement pertaining to the Property, or waive, compromise or settle any rights of Seller under any contract or Lease, or agree to return any security deposit, or modify, amend, or terminate any Assumed Contract, without in each case obtaining Buyer's prior written consent thereto, which consent shall not be unreasonably withheld or delayed. Buyer shall be deemed to have disapproved any request for consent made by Seller pursuant to this paragraph if Buyer fails to respond to Seller with Buyer's approval or disapproval within five (5) business days of Seller's request for Buyer's approval. Seller shall terminate prior to the Closing, at no cost or expense to Buyer, any and all management agreements or contracts affecting the Property that are not listed on the Schedule of Agreements.

         18. Insurance. Through the Closing Date, Seller shall maintain or cause to be maintained, at Seller's sole cost and expense:

                  (a) a policy or policies of insurance in amounts equal to the full replacement value of the Improvements and the Tangible Personal Property, insuring against all insurable risks, including, without limitation, fire, vandalism, malicious mischief, lightning, windstorm, water, earthquake and other perils customarily covered by casualty insurance and the costs of demolition and debris removal; and

         19. Brokers and Finders. Pursuant to separate agreement, Seller shall pay The Fults Companies/Oncor International and Ensearch Realty Services a brokerage commission for their services in this transaction. Except as provided in the foregoing sentence, neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein. In the event that any other broker or finder claims a commission or finder's fee based upon any contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and all costs and expenses (including reasonable attorneys' fees) incurred by the other party in defending against the same. The party through whom any other broker or finder makes a claim shall hold harmless, indemnify and defend the other party hereto, its successors and assigns, agents, employees, officers, trustees, members and retirants and the Property from and against any and all obligations, liabilities, claims, demands, liens, encumbrances and losses (including attorneys' fees), whether direct, contingent or consequential, arising out of, based on, or incurred as a result of such claim. The provisions of this Paragraph shall survive the Closing or termination of this Agreement.





                                      (20)

         20. Marketing. Seller agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

         21. Publicity and Confidentiality. The parties shall at all times keep this transaction and any documents received from each other confidential, except to the extent necessary to (a) comply with applicable laws and regulations, or
(b) carry out the obligations set forth in this Agreement. Any such disclosure to third parties shall indicate that the information is confidential and should be so treated by the third party. No press release or other public disclosure may be made by either party or any of their respective agents concerning this transaction without the prior written consent of the other party unless otherwise required by applicable laws or regulations.

         22. Exculpation. Seller acknowledges and agrees that all persons dealing with Buyer must look solely to the amount of liquidated damages provided in Paragraph 7 for the enforcement of any claims against or liability of Buyer. No present or future officer, director, employee, trust manager, shareholder or agent of Buyer or Seller shall have any personal liability, directly or indirectly, and recourse shall not be had against any such officer, director, employee, trust manager, shareholder or agent, under or in connection with this Agreement or any other document or instrument heretofore or hereafter executed in connection with this Agreement. Seller and Buyer each hereby waives and releases any and all such personal liability and recourse.

         23.      Miscellaneous.

                  (a) Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) business day after being deposited with Federal Express or another reliable overnight courier service or next day delivery, (iii) being transmitted by facsimile telecopy, or (iv) two (2) business days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

                  If to Seller:             Nanook Partners, L.P.
                                            10670 N. Central Expressway
                                            Suite 410
                                            Dallas, Texas 75231
                                            Attn: Mr. F. Terry Shumate
                                            Fax No.:  (214) 361-0964
                                            Telephone No.:  (214) 750-5800

                  And a copy to:            Ginsberg & Brusilow, P.C.
                                            750 Signature Place
                                            14785 Preston Road
                                            Dallas, Texas 75240
                                            Attn:  Michael H. Saks, Esq.
                                            Fax No.:  (972) 702-0662
                                            Telephone No.:  (972) 788-1600



                                      (21)

            If to Seller:      American Industrial Properties REIT
                               6210 North Beltline, Suite 170
                               Irving, Texas 75063-2656
                               Attn: Mr. Lewis D. Friedland and Mr. Bob G. Baker
                               Fax No.:  (972) 756-6000
                               Telephone No.: (972) 756-0704



            And a copy to:     Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
                               2001 Ross Avenue, Suite 3000
                               Dallas, Texas  75201-8001
                               Attn:  Brad B. Hawley, Esq.
                               Fax No.: (214) 849-5599
                               Telephone No.: (214) 849-5500

         or such other address as either party may from time to time specify in writing to the other.

                  (b) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Neither Buyer nor Seller shall assign its right, title and interest in and to this Agreement without the other party's prior written consent unless any such assignment is to an affiliate of Buyer or Seller, as the case may be, in which event no such consent shall be required.

                  (c) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

                  (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                  (e) Merger of Prior Agreements. This Agreement and the exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof, including without limitation, that certain Letter of Intent dated October 27, 1997, executed by Buyer and Seller (the "Letter of Intent"), as the same may have been amended, which shall be of no further force or effect upon execution of this Agreement by Buyer and Seller.

                  (f) Enforcement. In the event a dispute arises concerning the performance, meaning or interpretation of any provision of this Agreement, the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Agreement into any judgment on this Agreement.










                                      (22)

                  (g) Time of the Essence. Time is of the essence of this Agreement.

                  (h) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

                  (i) Exhibits. All exhibits attached hereto are incorporated herein as though fully set forth herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





                                      (23)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        Buyer:

[BUYER TO INITIAL                       AMERICAN INDUSTRIAL PROPERTIES REIT
SUBPARAGRAPH 7(a)]


                                        By:  /s/ LEWIS D. FRIEDLAND
                                           -------------------------------------
                                        Name:    Lewis D. Friedland
                                             -----------------------------------
                                        Title:   Vice President
                                              ----------------------------------


                                        Seller:

[SELLER TO INITIAL                      NANOOK PARTNERS, L.P.
SUBPARAGRAPH 7(a)]
                                        By:  Davister Corp.
                                             General Partner


                                             By: /s/ [ILLEGIBLE]
                                                --------------------------------
                                             Name:   [ILLEGIBLE]
                                                  ------------------------------
                                             Title:  [ILLEGIBLE]
                                                   -----------------------------


Chicago Title Insurance Company agrees to act as Escrow Holder and disburse and/or apply the Earnest Money in accordance with the terms of this Agreement and to comply with the terms and provisions of Paragraph 20 of this Agreement. Chicago Title Insurance Company agrees to comply with all reporting requirements of Section 6045 of the United States Internal Revenue Code and the regulations promulgated thereunder.

                                          CHICAGO TITLE INSURANCE COMPANY


                                          By:
                                             -----------------------------------
                                          Its:
                                              ----------------------------------
                                          Dated:
                                                --------------------------------



                                      (24)

                                LIST OF EXHIBITS




                                                                                         Section Reference
                                                                                         -----------------
Exhibit           A        -        Description of Land                                          l(a)
Exhibit           B        -        Inventory of Tangible Personal
                                    Property                                                     l(d)
Exhibit           C        -        Deed                                                         3(a)
Exhibit           D        -        Bill of Sale                                                 3(b)
Exhibit           E        -        Assignment and Assumption of
                                    Intangible Property                                          3(c)
Exhibit           F        -        Assignment of Leases                                         3(c)
Exhibit           G        -        Surveyor's Certificate                                       4(a)(ii)
Exhibit           H        -        Environmental Reports                                        4(a)(vi)
Exhibit           I        -        Rent Roll                                                    4(a)(vii)
Exhibit           J        -        Notice of Lease Assignment                                   8(c)(vii)
Exhibit           K        -        Transferor's Certification of                                8(c)(ix)
                                    Non-Foreign Status
Exhibit           L        -        Tenant Certificate                                           6(g)
Exhibit           M        -        Certificate of Buyer                                         8(d)(v)

Addendum          I        -        Service Contracts                                            4(a)(iii)








                                      (25)

                                    EXHIBIT A

                                  REAL PROPERTY

                                    EXHIBIT B

                           PERSONAL PROPERTY INVENTORY

                                      NONE

                                    EXHIBIT C

                              SPECIAL WARRANTY DEED


RECORDING REQUESTED BY:
WHEN RECORDED MAIL TO:

-----------------------------

-----------------------------

-----------------------------

-----------------------------

-----------------------------

-----------------------------




MAIL TAX STATEMENT TO:

American Industrial Properties REIT
6210 North Beltline Road
Suite 170
Irving, Texas 75063-2656
Attn: Mr. Marc Simpson

--------------------------------------------------------------------------------
                    (Space Above Line for Reorder's Use Only)

                              SPECIAL WARRANTY DEED

THE STATE OF TEXAS                  )
                                    )       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ________                  )

         _________________________________, a ______________________________
("Grantor"), and for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust ("Grantee"), whose address is 6210 North Beltline Road, Suite 170, Irving, Texas 75063-2656 the receipt and sufficiency of which is hereby acknowledged and confessed, has GRANTED, BARGAINED, SOLD, ASSIGNED and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, ASSIGN and CONVEY, unto Grantee:

         A. The fee simple title to all of that certain real property located in _____________ County, Texas and more particularly described in Exhibit A hereto attached and made a part hereof for all purposes and any and all structures, fixtures, buildings and improvements situated thereon (collectively, the "Land"); together with (i) any and all rights to present or future use of (and other rights, titles and interests in and to) waste water, waste water capacity, drainage, water, water rights or other utility facilities or capacity to the extent same pertain to or benefit the Land, including without limitation all reservations of, or commitments or letters covering, any such use now or in the future, whether now owned or hereafter acquired, (ii) any and all deposits, reimbursements and reimbursement rights and tax refunds relating to periods occurring after the date hereof and any and all contracts, licenses and zoning or other permits, whether executed, granted or issued by a private person or entity or a governmental or quasi-governmental agency or body, which are directly or indirectly related to or connected with the Land or the development or use of the Land, whether now or at any time hereafter existing; (iii) any and all oil, gas, and other minerals in, on, or under the Land or which may be produced from the Land as well as any other mineral rights and interests relating to the Land (present or reversionary); (iv) any and all leases covering or affecting all or any portion of the Land; (v) any and all roads, streets, alleys, strips, gores, pieces of property and other ways (open or proposed) adjacent or contiguous to or abutting, affecting, crossing, fronting or bounding the Land, including without limitation any awards to be made after the date hereof relating thereto (including without limitation any unpaid awards or damages payable by reason of damages thereto or by reason of a widening or changing of the grade with respect thereto); (vi) all and singular, the benefits, privileges, easements, rights of ingress and egress to and from, air rights, tenements, hereditaments and appurtenances thereon or in anywise thereto appertaining, and (vii) any and all reversionary interests in and to, and all of Grantor's rights to use, any of the foregoing (clauses (i) through (vii) above being herein collectively called the "Rights and Appurtenances") and the Land and the Rights and Appurtenances being herein collectively called the ("Property").

         TO HAVE AND TO HOLD the Property, together with all and singular any other rights and appurtenances thereto in anywise belonging, unto Grantee, its legal representatives, successors and assigns, FOREVER, subject to those restrictions and encumbrances listed on Exhibit B, attached hereto and incorporated herein by reference for all purposes, to the extent (but no further) that same are valid and subsisting as of the date hereof and affect title to the Property (collectively, the "Encumbrances"); and Grantor does hereby bind itself, its legal representatives, successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Encumbrances.

         Grantee assumes the obligations to pay ad valorem taxes and assessments as they become due and payable subsequent to December 31, 1997. Grantor warrants and represents that all ad valorem taxes and assessments and all maintenance fees for the Conveyed Property for 1997 and all prior years have been fully paid. If the proration as of the date hereof is based upon an estimate of ad valorem taxes and assessments and maintenance fees for the current year, then upon demand by either party hereto, the parties shall, if necessary, promptly and equitably adjust all such ad valorem taxes and assessments and maintenance fees as soon as reasonably practical after the date actual figures for such items for the current year are available.

         IN TESTIMONY WHEREOF, this instrument is executed effective as of the ____ day of ___________________, 199__.


                                        ----------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

Exhibit A         - Land
Exhibit B         - Encumbrances

STATE OF TEXAS                      )
                                    )
COUNTY OF DALLAS                    )

         This instrument was acknowledged before me on _____, 199__, by ______________________, _______________________ of ___________________, a
______________________________, on behalf of said _____________________.




                                               ---------------------------------
                                               Notary Public in and for
                                               the State of Texas
                                               My Commission Expires:

                                               ---------------------------------

STATE OF TEXAS                      )
                                    )
COUNTY OF DALLAS                    )

         This instrument was acknowledged before me on _______, 199__, by ______________________, _______________________ of ___________________, a
______________________________, on behalf of said _____________________.



                                               ---------------------------------
                                               Notary Public in and for
                                               the State of Texas
                                               My Commission Expires:

                                               ---------------------------------


Exhibit A         - Land
Exhibit B         - Existing Encumbrances

                             EXHIBIT A to Exhibit C

                                LEGAL DESCRIPTION

                             EXHIBIT B to EXHIBIT C

                                  ENCUMBRANCES

                                    EXHIBIT D

                                  BILL OF SALE


         FOR VALUE RECEIVED, the undersigned ("Seller") hereby sells and assigns to AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust ("Buyer"), all of the undersigned's right, title and interest in and to all equipment, fixtures, inventory and other tangible personal property of any kind and nature owned by Grantor and attached to or located on the real property described on Exhibit A attached hereto ("Real Property"), including without limitation all furniture, furnishings, floor coverings; office equipment and supplies; heating, lighting, refrigeration, plumbing, ventilating, incinerating, communication, electrical, air conditioning fixtures, systems and equipment; disposals; window screens; storm windows; sprinklers; hoses; tools; lawn equipment; elevators and escalators; compressors; engines; boilers, and all other related machinery, equipment, fixtures, supplies, replacement parts and other tangible personal property whatsoever, including, without limitation, the personal property described in Schedule 1 which is attached hereto and incorporated herein.

         IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale on this ____ day of ________________, 19__.


                                              ----------------------------------

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                   Schedule 1

                                PERSONAL PROPERTY

                                      NONE

                                    EXHIBIT E

                          ASSIGNMENT AND ASSUMPTION OF
                         SERVICE CONTRACTS, WARRANTIES,
                GUARANTIES, PERMITS AND OTHER INTANGIBLE PROPERTY


                  THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES, GUARANTIES AND OTHER INTANGIBLE PROPERTY (this "Assignment") is made and entered into as of the ____ day of __________, 199__, by ________________, a
______________________ ("Assignor"), to _____________________, a
_________________ ("Assignee").

                                   WITNESSETH:

                  WHEREAS, Assignor is contemporaneously herewith selling pursuant to that certain Purchase and Sale Agreement dated _____ by and between Assignor and Assignee (the "Purchase Agreement") that certain real property and improvements thereon located in the City of Carrollton, County of Dallas, State of Texas, the real property which is more particularly described on Schedule 1 attached hereto and incorporated herein by this reference ("Real Property"). Terms used in this Agreement and not otherwise defined shall be given the meanings defined in the Purchase Agreement.

         WHEREAS, Assignor desires to assign its interest in and to the following to Assignee as of the date on which title to the Real Property is vested in Assignee (the "Transfer Date"), to the extent any of the following exist, and Assignee desires to accept the assignment thereof and assume Assignor's obligations thereunder from and after the Transfer Date:

                  (a) Any and all service contracts described in Schedule 2 attached hereto and incorporated herein by this reference (the "Contracts");

                  (b) Any and all Warranties and Guaranties (the "Warranties and Guaranties", hereafter defined);

                  (c) Any and all Names and Marks (the "Names and Marks", hereafter defined);

                  (d) Any and all Intangible Property (the "Intangible Property", hereafter defined); and

                  (e) Any and all Permits (the "Permits", hereafter defined).


         NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. As of the Transfer Date, Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in, to and under the (a) Contracts; (b) Warranties and Guarantees; (c) Names and Marks; (d) Intangible Property and (e) Permits (collectively the "Assigned Interests"). Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees and expenses (collectively, "Losses and Liabilities"), arising out of or in any way related to the Assigned Interests prior to or on the Transfer Date or which arise out of or are in any way related to the Assigned Interests after the Transfer Date on account of any event occurring or liability accruing on or prior to the Transfer Date.

         2. Assignee, as of the Transfer Date, hereby accepts the foregoing assignment and assumes all of the Assignor's obligations under the Assigned Interests which arise or relate to the period after the Transfer Date. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all Losses and Liabilities arising out of or in any way related to the Assigned Interests after the Transfer Date, except for Losses and Liabilities which arise out of or are in any way related to the Assigned Interests after the Transfer Date on account of any event occurring or liability accruing on or prior to the Transfer Date.

         3. The following terms shall have the following meanings:

                  (a) The term "Warranties and Guaranties" as used herein shall mean and include all warranties and guarantees to the extent assignable, whether or not written, for all or any portion of the Property, including, without limitation, the Improvements and the tangible Personal Property, including, without limitation, construction warranties from contractors and subcontractors.

                  (b) The term "Names and Marks" as used herein shall mean and include all patents, licenses, trademarks, tradenames, telephone numbers, identifying material, service marks and names used in connection with the operation of the Property, and all symbols, emblems with the operation of the Property, and all symbols, emblems and logos used in connection with the ownership or operation of the Property, whether in black and white or in color, and irrespective of size, and all of Assignor's right, title and interest in and to all goodwill associated therewith, including, without limitation the name "Avion Business Center". Seller makes no representation or warranty with respect to Names and Marks or rights thereto and expressly states that it has not registered any Names or Marks, including "Avion Business Center."

                  (c) The term "Intangible Property" as used herein shall mean and include all intangible property exclusively relating to or used in connection with the Property, including without limitation, all of the Real Property which is held or deemed to constitute intangible personal property; to the extent assignable, all plans and specifications, working drawings, site elevation and as-built surveys, soil and substrata studies, architectural plans, engineering plans and studies, floor plans, landscape plans, and other technical reports of any kind, character or description; to the extent assignable, all promotional material, market studies, tenant data and other related material of any kind; all claims, demands or causes of action related to injury or damage to the Property or the condition thereof, including without limitation, any arising out of or relating to or caused by any defects in design or construction; and all rights under any restrictive or protective covenants or declarations or other matters affecting title to any of the property herein conveyed. Intangible Property shall not include Assignor's books and records, internal reports and memoranda and appraisals of the Real Property.

                  (d) The term "Permits" as used herein shall mean and include all environmental, air pollution control, waste water, building, occupancy, governmental permits and approvals of every kind and nature relating to the construction, operation, use or occupancy of the Property in Seller's possession.

         4. In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees and expenses. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Assignment into any judgment on this Assignment.

         5. This Assignment shall be binding on and inure to the benefit of the parties herein, their heirs, executors, administrators, successors-in-interest and assigns.

         6. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

         7. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

                                        ----------------------------------------
ASSIGNOR:


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                  By:
                                                     ---------------------------

                                        ----------------------------------------
ASSIGNEE:


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   Schedule 1

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   Schedule 2

                          DESCRIPTION OF THE CONTRACTS

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION OF LEASES

         THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") dated as of the day of ___________________, 199__,is made and entered into by and between _______________________________, a ____________________________ ("Assignor"),
and _____________________________________, a _____________________________
("Assignee").

                                   WITNESSETH:

         WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property located in the City of Carrollton, County of Dallas, State of Texas, incorporated herein by this reference (the "Property") more particularly described on Schedule 1, attached hereto and incorporated herein by this reference, which leases are described in Schedule 2 attached hereto and incorporated herein by this reference (the "Leases").

         WHEREAS, Assignor is contemporaneously herewith selling the Property to Assignee pursuant to that certain Purchase and Sale Agreement dated by and between Assignor and Assignee (the "Purchase Agreement").

         WHEREAS, Assignor desires to assign its interest in and to the Leases to Assignee as of the date on which title to the Property is vested in Assignee (the "Transfer Date"), and Assignee desires to accept the assignment thereof and assume Assignor's obligations thereunder from and after the Transfer Date.

         NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby agree as follows:


         1. As of the Transfer Date, Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases. On the Transfer Date, Assignor has transferred those security deposits in the amounts and under the Leases listed on Schedule 3 attached hereto to Assignee (the "Transferred Security Deposits").

         2. Assignor hereby agrees to indemnify, defend and hold harmless Assignee from and against any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees and expenses (collectively, "Losses and Liabilities"), arising out of or in any way related to the lessor's obligations under the Leases described in Schedule 2 and related to the period prior to or on the Transfer Date or which arise out of or are in any way related to the lessor's obligations under said Leases after the Transfer Date on account of any event occurring or liability accruing on or prior to the Transfer Date.

         3. Assignee, as of the Transfer Date, hereby accepts the foregoing assignment and assumes all of the lessor's obligations under the Leases described in Schedule 2 relating to the period from and after the Transfer Date, including the obligation to return the Transferred Security Deposits in accordance with the terms of the Leases. Assignee hereby agrees to indemnify, defend and hold harmless Assignor from and against any and all Losses and Liabilities arising out of Lessor's obligations under the Leases described in
Schedule 2 and related to the period after the Transfer Date, except for Losses and Liabilities on account of any event occurring or liability accruing on or prior to the Transfer Date.

         4. In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses in such litigation, including, without limitation, reasonable attorneys' fees and expenses. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Assignment into any judgment on this Assignment.

         5. This Assignment shall be binding on and inure to the benefit of the parties herein, their heirs, executors, administrators, successors-in-interest and assigns.

         6. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the date and year first above written.



                                        ----------------------------------------
ASSIGNOR:


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





                                        ----------------------------------------
ASSIGNEE:


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   Schedule 1

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   Schedule 2

                            DESCRIPTION OF THE LEASES

                                   Schedule 3

                          TRANSFERRED SECURITY DEPOSITS

                                    EXHIBIT G

                             SURVEYOR'S CERTIFICATE

         I hereby certify that on the ____ day of ________________, 199__:

                  (a) this survey was made on the ground as per the field notes shown on this survey and correctly shows (i) the boundaries and areas of the subject property and the size, location and type of buildings and improvements thereon (if any) and the distance therefrom to the nearest facing exterior property lines of the subject property (ii) the location of all rights-of-way, easements and any other matters of record (or of which are visible or of which I have knowledge or have been advised, whether or not of record) affecting the subject property including, without limitation, those described on the Commitment);
         (iii) the location of the parking areas on the subject property showing the number of parking spaces provided thereby; (iv) all abutting dedicated public streets providing access to the subject property together with the width and name thereof; and (v) all other significant items on the subject property;

                  (b) except as shown on the survey, there are no (i) encroachments upon the subject property by improvements on adjacent property; (ii) encroachments on adjacent property, streets or alleys by any improvements on the subject property; (iii) party walls, or (iv) conflicts or protrusions;

                  (c) adequate ingress to and egress from the subject property is provided by (name of street), the same being paved, dedicated public right(s)-of-way maintained by (name of maintaining authority);

                  (d) all required building setback lines on the subject property are located as shown hereon;

                  (e) no part of the subject property lies within a flood plain or flood prone area or flood way of any body of water (or note otherwise);

                  (f) this survey conforms to the current Texas Society of Professional Surveyors Standards and Specifications for a Category 1 A, Condition II Survey;

                  (g) The description of the property shown hereon corresponds to the boundaries of the property shown on the Title Commitment, and such description closes by engineering calculation.

                  (h) No covenants, restriction or easements that are of record appear to me to have been violated in any respect except as follows:
         ___________________________ (if none, so state).


                             ---------------------------------------------------
                             (Signature of Surveyor)

                             Registered Public Surveyor

                             Registration No.
                                             -----------------------------------
                             (Name, address, telephone number and job number of Surveyor)

                                    EXHIBIT H

                              ENVIRONMENTAL REPORTS


                                      NONE

                                    EXHIBIT I

                                    RENT ROLL

                                    EXHIBIT J

                           NOTICE OF LEASE ASSIGNMENT

                            ________________, 199___

To:      [Tenant]

-------------------------

-------------------------

-------------------------

-------------------------


         Re:      [Property name][Property address]

Gentlemen:

         Please be advised that the undersigned Seller, as Landlord under your Lease at the above location (as said Lease may have been amended, the "Lease") has transferred and conveyed all of its interest in the lease to American Industrial Properties REIT ("Buyer") effective as of the date hereof, and Buyer has assumed the obligations of the Landlord under the Lease. Therefore, effective immediately, all correspondence, communications and rent and/or other charges due under the Lease (including past rent due, if any) should be directed as follows:

                           American Industrial Properties REIT
                           c/o
                              --------------------------------

                              --------------------------------

                              --------------------------------
                           Attn:
                                ------------------------------
                           Phone:
                                 -----------------------------


         You security deposit in connection with the Lease in the amount of $____________ has been transferred to the Buyer. Buyer acknowledges receipt of the deposit and responsibility for the return of any such security deposit subject to the terms of the Lease.

SELLER:                                   BUYER:

                              ,           AMERICAN INDUSTRIAL PROPERTIES
------------------------------
a                                         REIT
  ----------------------------

                                          By:
                                             -----------------------------------
By:                                       Name:
   ------------------------------              ---------------------------------
Name:                                     Title:
     ----------------------------               --------------------------------
Title:
      ---------------------------

                                    EXHIBIT K

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS

         To inform _____________________________________, a
_______________________ ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1954, as amended ("Code"), will not be required upon the transfer of certain real property to the Transferee by __________________________________________, a _____________________
("Transferor"), the undersigned hereby certifies the following on behalf of the
Transferor:


1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

         2. The Transferor's U.S. employer or tax (social security) identification number is __________________________;

         3. The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         4. The Transferor understands that the Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

         5. The Transferor hereby agrees to indemnify, defend and hold the Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, rights, demands, damages, costs and expenses of every kind, nature or character whatsoever (including, without limitation, reasonable attorneys' fees and court costs) incurred by the Transferee as a result of: (i) the Transferor's failure to pay U.S. Federal income tax which the Transferor is required to pay under applicable U.S. law; or
(ii) any false or misleading statement contained herein.

         6. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true and correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

                                          Date:                     , 199
                                               ---------------------     ---


                                          --------------------------------------
                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT L

                               TENANT CERTIFICATE


American Industrial Properties REIT
6210 North Beltline, Suite 170
Irving, Texas 75063-2656
"Buyer"


_________________________

_________________________

_________________________

_________________________
"Landlord"


Ladies and Gentlemen:

         Landlord, as owner of the property (the "Property") of which the leased premises are a part, intends to sell the Property to American Industrial Properties REIT or an affiliate thereof ("Buyer") who, as a condition to the purchase of the Property and to satisfy the requirements of Lender, has required this Tenant Certificate.

         Buyer is about to make, execute and deliver its Promissory Note ("Note") to a financial institution ("Lender") which Note shall be secured by, among other security, a lien encumbering the Property pursuant to a Deed of Trust, Security Agreement and Assignment of Leases and Rents (as thereafter amended and modified, the "Mortgage"). The Mortgage and all other instruments securing the Note are herein collectively called the "Security Documents".

         In consideration of Buyer's agreement to purchase the Property, Tenant agrees and certifies to Landlord, Buyer and Lender as follows:

                             ACKNOWLEDGMENT OF LEASE

         1. Tenant is the tenant under that certain lease dated _______ (the "Lease"), the undersigned ("Tenant") has leased from Landlord, or its predecessors in interest the leased premises consisting of approximately _____ rentable square feet located at as more particularly described in the Lease. A true and correct copy of the Lease together with all amendments, modifications and/or renewals is attached as Exhibit "A".

         2. The leased premises and possession thereof are accepted by Tenant and Tenant is in actual occupancy of the leased premises; the lease is in full force and effect; the term of the Lease commenced as of _______ and the expiration date of the Lease is _________.

         3. Rental at the rate provided by the Lease is payable in accordance with its terms, all minimum rent and additional rent have been paid through ______ and is not paid and will not be paid more than one month in advance of the due date set forth in the Lease. Minimum monthly base rent of $________ plus monthly estimated operating expenses of $__________ (with the tenant responsible for taxes, insurance and common area operating expenses in excess of $__________) are due on the ________ of each month.

         4. Landlord is holding a security deposit in the amount of $_________ as of the date hereof. Tenant is not entitled to any interest on the security deposit except as follows:_____________________________________
______________________________________________________.

         5. Tenant claims no present charge, lien or claim of offset against rent.

         6. Tenant has no option to extend the lease except as follows:
______________________________________________________________________________.

         7. Tenant has not subleased nor assigned all or any portion of the Leased premises, except as follows:
_________________________________________________________________.

         8. Tenant is not in default in the performance of any covenant, agreement or condition contained in the Lease and no circumstances exist which, with the passage of time, would result in Tenant being in default in the performance of any covenant, agreement or condition contained in the Lease.

         9. Except for de minimis quantities that are used in connection with the ordinary course of Tenant's business, and then only in strict compliance with all applicable laws, rules and regulations, Tenant does not and will not engage in any activity, which would involve the use of the leased premises for the storage, generation, use, treatment, transportation or disposal of any chemical, material or substance which is regulated as toxic or hazardous or exposure to which is prohibited, limited or regulated by any federal, state, county, regional, local or other governmental authority or which, even if not so regulated, may or could pose a hazard to the health and safety of the other tenants and occupants of Landlord's property.

         10. Tenant does not have any rights or options to purchase the Property.

         11. Tenant's interest in the Lease is not subject to any mortgage, liens or other encumbrances except as follows: ___________________.

         12. There are no existing defaults under the Lease by reason of any act or omission of the Landlord and to Tenant's knowledge no circumstances exist which, with the passage of time, would place Landlord in default under the Lease, except as follows: ___________________.

         13. There are no outstanding unsatisfied obligations of Landlord under the Lease except as follows: ________________________.

         14. The following is (are) guarantor(s) or Tenant's obligations under the lease:__________________________________ , ___________ and [its] [his] [her]
[their] current address(es) [is] [are] as follows:______________________________
________________________________________________________________________________
________________________________________________________________________________




                                  SUBORDINATION

         The Lease and all right, title and interest in the Property created thereby (including without limitation any purchase options, rights of first refusal, lease renewal rights, etc.) are, shall be and shall at all times remain and continue to be subject and subordinate in all respects to the liens, terms, covenants, provisions and conditions of the Security Documents.

                                 NON-DISTURBANCE

         So long as the Lease is in full force and effect and Tenant is not in default under the Lease (beyond any period given to Tenant in the Lease to cure such default) or under this Agreement:

                  (a) Tenant's possession of the Property and Tenant's rights and privileges under the Lease shall not be diminished or interfered with by Lender, and Tenant's occupancy of the Premises shall not be disturbed by Lender for any reason whatsoever during the term of the Lease or any extensions or renewals thereof; and

                  (b) Lender will not join Tenant as a party defendant in any action or proceeding to foreclose the Mortgage or to enforce any rights or remedies of Lender under the Mortgage which would cut-off, destroy, terminate or extinguish the Lease or Tenant's interest and estate under the Lease.

Notwithstanding the foregoing provisions of the paragraph, if it would be procedurally disadvantageous for Lender not to name or join Tenant as a party in a foreclosure proceeding with respect to the Mortgage, Lender may so name or join Tenant without terminating or in any way diminishing or otherwise affecting the rights and privileges granted to, or inuring to the benefits of, Tenant under the lease and this Agreement.

                                   ATTORNMENT

                  (a) After notice is given by Lender that a default has occurred under the Mortgage and that the rentals and all other payments to be made by Tenant under the Lease should be paid to Lender, Tenant will attorn to Lender and pay to Lender, or in accordance with the directions of Lender, all rentals and other monies due and to become due to Current Landlord (as hereinafter defined) under the Lease or otherwise in respect to the Property, such payments will be made regardless of any right of set-off, counterclaim or other defense which Tenant may have against Current Landlord, whether as tenant under the Lease or otherwise; and

                  (b) in addition, if Lender (or its nominee or designee) shall succeed to the rights of Current Landlord under the Lease through possession or foreclosure action and thereafter assume obligations of Current Landlord accruing after any foreclosure action, delivery of a deed or otherwise or another person purchases the Property upon or following foreclosure of the Mortgage, then at the request of Lender (or its nominee or designee) or such purchaser (Lender, its nominees and designees, and such purchaser, each being a "Successor-Landlord"), Tenant shall attorn to and recognize Successor-Landlord as Tenant's landlord under the Lease and shall promptly execute and deliver any instrument that Successor-Landlord may reasonably request to evidence such attornment. Upon such attornment, the lease shall continue in full force and effect as, or as if it were, a direct lease between Successor-Landlord and Tenant upon all terms, conditions and covenants as are set forth in the Lease, except that Successor-Landlord shall not:

                           i) be liable for any previous act or omission of
                  Current Landlord under the Lease;

                           ii) be subject to any off-set, defense or
                  counterclaim which shall have previously accrued to Tenant against Current Landlord;

                           iii) be bound by any modification of the Lease or by
                  any previous prepayment of rent or additional rent for more than one month which Tenant might have paid to Current Landlord, unless such modification or prepayment shall have been expressly approved in writing by Lender; or

                           iv) be liable for any security deposited under the
                  Lease unless such security has been physically delivered to Lender.

                               LEASE MODIFICATION

         Tenant agrees that without the prior written consent of Lender, it shall not: (a) amend, modify, terminate or cancel the Lease or any extensions or renewals thereof; (b) tender a surrender of the Lease or make a prepayment of any rent or additional rent in excess of one (1) month; or (c) subordinate or permit the subordination of the Lease to any lien subordinate to the Mortgage. Any such purported action without such consent shall be void as against the holder of the Mortgage.

                     NOTICE OF DEFAULT; OPPORTUNITY TO CURE

                  a) Any notice required or permitted to be given by Tenant to Current Landlord shall be simultaneously given also to Lender, and any right of Tenant dependent upon notice shall take effect only after such notice to Lender is so given. Performance by Lender shall satisfy any conditions of the Lease requiring performance by Current Landlord, and Lender shall have a reasonable time to complete such performance as provided in section (b) below.

                  b) Without limiting the generality of the foregoing, Tenant shall promptly notify Lender of any default, act or omission of Current Landlord which would give Tenant the right, immediately or after the lapse of a period of time, to cancel or terminate the Lease or to claim a partial or total eviction (a "Landlord Default"). In the event of a Landlord Default, Tenant shall not exercise any rights available to it: (i) until it has given written notice of such Landlord Default to Lender; and (ii) unless Lender has failed, within thirty (30) days after Lender receives such notice, to cure or remedy the Landlord Default or, if the same is not reasonably capable of being remedied by Lender within such thirty (30) day period, until a reasonable period for remedying such Landlord Default has elapsed following the giving of such notice and following the time when Lender shall have become entitled under the Security Documents to remedy the same (which reasonable period shall in no event be less than the period to which Current Landlord would be entitled under the Lease or otherwise, after similar notice, to effect such remedy); provided that Lender shall with due diligence commence and prosecute a remedy for such Landlord Default.

                                 NOTICE OF LIEN

         To the extent that the Lease entitles Tenant to notice of the existence of any mortgage and the identity of any lender, this Agreement shall constitute such notice to Tenant with respect to the Mortgage.

                                    REMEDIES

         Upon and after the occurrence of a default under the Mortgage, Lender shall be entitled, but not obligated, to exercise the claims, rights, powers, privileges and remedies of Current Landlord under the Lease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Tenant under the Lease as though Lender were named therein as Current Landlord.

                             LIMITATION OF LIABILITY

         Except as specifically provided in this Agreement, Lender shall not, by virtue of this Agreement, the Mortgage or any other instrument to which Lender may be a party, be or become subject to any liability or obligation to Tenant under the Lease or otherwise.

                                    PRIORITY

                  (a) Tenant acknowledges and agrees that this Agreement supersedes (but only to the extent inconsistent with) any provisions of the Lease relating to the priority or subordination of the Lease and the interests or estates created thereby to the Mortgage.

                  (b) Tenant agrees to enter into a subordination, non-disturbance and attornment agreement with any entity which shall succeed Lender with respect to the Property, or any portion thereof, provided such agreement is substantially similar to this Agreement.

                                     NOTICES

         Any notice, consent, request or other communication required or permitted to be given hereunder shall be in writing and shall be: (a) personally delivered; (b) delivered by Federal Express or other comparable overnight delivery service; or (c) transmitted by postage prepaid registered or certified mail, return receipt requested. All such notices, consents, requests or other communications shall be addressed to Tenant or Lender at the address for such party previously set forth in this Agreement, or to such other address as Tenant or Lender shall in like manner designate in writing. All notices and other communications shall be deemed to have been duly given on the first to occur of actual receipt of the same or; (i) the date of delivery if personally delivered;
(ii) one (1) business day after depositing the same with the delivery service if by overnight delivery service; and (iii) three (3) days following posting if transmitted by mail. Any party may change its address for purposes hereof by notice to the other parties given in accordance with the provisions hereof.

                                     GENERAL

         This Agreement may not be modified or terminated orally. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns. The term "Lender" shall include the then holder of any interest in the Mortgage. The term "Current Landlord" shall mean the then holder of the lessor's interest in the Lease. The term "person" shall mean any individual, joint venture, corporation, partnership, trust, unincorporated association or other entity. All references herein to the Lease shall mean the Lease as modified by this Agreement and any amendments or modifications to the Lease which are consented to in writing by the Lender. Any inconsistency between the Lease and the provisions of this Agreement shall be resolved in favor of this Agreement.

         This Tenant Certificate is being executed and delivered by Tenant to induce Lender to make the Loan which is to be secured in part by an assignment to Lender of Landlord's interest in the Lease and with the intent and understanding that the above statements will be relied upon by Lender. This Tenant Certificate shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns, and any purchaser or purchasers at foreclosure of the Property, and their respective heirs, personal representatives, successors and assigns.

                                  GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located.

         IN WITNESS WHEREOF, the parties hereto have executed this Tenant Certificate to be effective as of the day and year first stated above.

                                         "LENDER"

                                      ------------------------------------------
                                      a
                                       -----------------------------------------

                                      By:
                                         ---------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------

                                         "TENANT"


                                      ------------------------------------------
                                      a
                                       -----------------------------------------

                                      By:
                                         ---------------------------------------
                                      Printed Name:
                                                   -----------------------------
                                      Title:
                                            ------------------------------------




AGREED AND CONSENTED TO:

"BUYER"


American Industrial Properties REIT,
a Texas real estate investment trust


By:
   ---------------------------------------
Printed Name:
             -----------------------------
Title:
      ------------------------------------



Date:
     -------------------------------------

                                 ACKNOWLEDGMENTS


STATE OF __________________         )
                                    )
COUNTY OF ________________          )

         BEFORE ME, the undersigned authority on this day personally appeared ________________________, the ______________ of
____________________________________, a ________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and as the act and deed of said _______________________, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, in this ____ day of __________, 199__.



                                    --------------------------------------------
                                    NOTARY PUBLIC, State of
                                                           ---------------------

                                 ACKNOWLEDGMENTS


STATE OF __________________         )
                                    )
COUNTY OF ________________          )

         BEFORE ME, the undersigned authority on this day personally appeared ________________________, the ______________ of
____________________________________, a ________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and as the act and deed of said _______________________, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, in this ____ day of __________, 199__.



                                      ------------------------------------------
                                      NOTARY PUBLIC, State of Texas

                                 ACKNOWLEDGMENTS


STATE OF TEXAS                      )
                                    )
COUNTY OF                           )

         BEFORE ME, the undersigned authority on this day personally appeared ________________________, the ______________ of American Industrial Properties
REIT, a Texas real estate investment trust, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and as the act and deed of said real estate investment trust [and ______________________], and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, in this ____ day of __________, 199__.



                                             -----------------------------------
                                             NOTARY PUBLIC, State of
                                                                     -----------

                                    EXHIBIT A

                                      Lease

                                    EXHIBIT M

                              CERTIFICATE OF BUYER

         The undersigned, AMERICAN INDUSTRIAL PROPERTIES REIT ("Buyer"), has this day purchased from NANOOK PARTNERS, L.P. ("Seller") that certain real property described on Exhibit A and all of Seller's right, title, claim and interest in and to any improvements situated thereon (such real property and improvements being herein called the "Property") under and pursuant to the terms of that certain Purchase and Sale Agreement dated _______________ (the "Agreement") between Buyer and Seller. The Buyer executes this Certificate to confirm and acknowledge that Buyer has purchased the Property in its AS IS, WHERE IS condition, with all faults.

 BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR ANY REPRESENTATIONS OR WARRANTIES PROVIDED IN THE AGREEMENT, IT HAS PURCHASED THE PROPERTY IN AN "AS IS, WHERE IS" CONDITION, WITHOUT RELYING UPON ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND, HEREBY WAIVING AND RELINQUISHING ALL CLAIMS WITH RESPECT TO ANY IMPLIED WARRANTIES. WITHOUT LIMITING THE ABOVE, BUYER ACKNOWLEDGES THAT NEITHER SELLER, EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT OR IN THE DEED, NOR ANY OTHER PARTY THAT IS AN AGENT, EMPLOYEE OR CONTRACTOR OF SELLER HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, ON WHICH BUYER IS RELYING OR HAS RELIED AS TO ANY MATTERS, DIRECTLY OR INDIRECTLY, CONCERNING THE PROPERTY INCLUDING, BUT NOT LIMITED TO, THE LAND, THE SQUARE FOOTAGE OF THE PROPERTY, IMPROVEMENTS, DEVELOPMENT RIGHTS, TAXES, ASSESSMENTS, BONDS, PERMISSIBLE USES, TITLE EXCEPTIONS, WATER OR WATER RIGHTS, TOPOGRAPHY, UTILITIES, ZONING OF THE PROPERTY, SOIL, SUBSOIL, THE PURPOSES FOR WHICH THE PROPERTY IS TO BE USED, DRAINAGE, ENVIRONMENTAL OR BUILDING LAWS, RULES AND REGULATIONS, TOXIC WASTE OR HAZARDOUS MATERIALS OR ANY OTHER MATTERS AFFECTING OR RELATING TO THE PROPERTY. BUYER HEREBY EXPRESSLY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE.

         Executed this         day of             , 1997.
                      ---------      -------------

                                       AMERICAN INDUSTRIAL PROPERTIES REIT


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

Exhibit A  -  Description of the Property

                                   ADDENDUM I

                                SERVICE CONTRACTS


         1. Landscape Maintenance Contract by and between Landscape Resources, Inc. ("Contractor") and Carmel Property Management as Agent for Nanook Partners, L.P. ("Purchaser) dated July 10, 1997, for the period beginning July 1, 1997 through and including June 30, 1998.

         2. Sweeping Service Contract with DFW Sweeping Company ("Contractor") dated January 27, 1997.